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                            EXHIBIT 10.5

                          QINNET.COM, INC.
                       A Delaware Corporation


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May 23, 2001


[NAME OF REMAINING QINNET HOLDINGS SHAREHOLDER]
[ADDRESS]

Re:  QINNET.COM, INC. (the "Corporation")
     -  Offer to Acquire [NUMBER OF QINNET HOLDINGS SHARES HELD]
        Shares of Qinnet Holdings Corp. ("Qinnet Holdings") pursuant to Regulation S of the United States Securities Act of 1933 (the "Act")
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We write to set forth the offer of the Corporation (the "Offer") to you to purchase the [NUMBER OF QINNET HOLDINGS SHARES HELD] shares of the common stock of Qinnet Holdings Corp. that are registered in your name (the "Qinnet Holdings Shares").

The Corporation is making concurrent offers to the remaining shareholders of Qinnet Holdings owning in total an aggregate 6.4% of the issued and outstanding shares of Qinnet Holdings (together, the "Concurrent Offers"). The Corporation is making these Concurrent Offers pursuant to the exemptions from the prospectus and registration requirements provided by Regulation S of the Act and the Canadian provincial securities statutes of British Columbia, Alberta, Manitoba
and Quebec.   If all Concurrent Offers are accepted, then the
Corporation will own all of the issued and outstanding shares of Qinnet Holdings.

This Offer is on the terms and is subject to the conditions set forth in this letter. If this Offer is acceptable, we ask that you accept this Offer by following the instructions in Section 5 of this letter. This Offer is open for acceptance until 5:00 p.m. (Pacific Time) on June 1, 2001 (the "Expiry Time"), at which time this offer will terminate unless extended in writing. This Offer will lapse if not accepted by you by the Expiry Time.

We are delivering to you the Corporation's Disclosure Statement dated May 23, 2001 for your review in connection with your decision as to whether to accept the Offer. We strongly recommend that you review this Offer and the Disclosure Statement with your legal counsel and your accounting and tax advisors prior to determining whether to accept the Offer.

The Offer is on the following terms and is subject to the following conditions:

1.  Offer to Purchase
    -----------------
The Corporation offers to purchase from you all of your Qinnet Holdings Shares. Upon acceptance by you, this Offer will become a firm and binding agreement between the Corporation and you for the sale of your Qinnet Holdings Shares to the Corporation. The closing of the purchase and sale of your Qinnet Holdings Shares (the "Closing") will take place on June 8, 2001, or such earlier date as elected by the Corporation upon receipt of your acceptance. The Corporation's Offer is not subject to the acceptance of any other Concurrent Offer by any other remaining shareholder of Qinnet Holdings.

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                               -2-

2.  Issue of Corporation Shares
    ---------------------------
The Corporation will issue to you 1.05 shares of common stock of the Corporation (each a "Corporation Share" and together, the "Corporation Shares") in consideration for each Qinnet Holdings Share that you own on closing. Accordingly, you will receive [NUMBER OF SHARES OF QINNET.COM TO BE ISSUED EQUAL TO 1.05 TIMES THE NUMBER OF QINNET HOLDINGS SHARES HELD] shares of the Corporation's common stock on Closing if you accept this Offer. Delivery of share certificates representing the Corporation Shares will be conditional upon delivery by you of any share certificates representing your Qinnet Holdings Shares that have been delivered to you by Qinnet Holdings. The Corporation will use its best efforts to deliver these share certificates to you by no later than June 22, 2001, subject to delivery by you to the Corporation of the share certificates representing your Qinnet Holdings Shares.

3.  Regulation S Agreements
    -----------------------
You must not be a "U.S. Person" in order for you to accept this Offer as the Corporation Shares are being offered to you pursuant to Regulation S of the Act. A "U.S. Person" is defined by Regulation S of the Act to be any person who is:

  (1) any natural person resident in the United States;
  (2) any partnership or corporation organized or incorporated under the laws of the United States;
  (3) any estate of which any executor or administrator is a U.S. person;
  (4) any trust of which any trustee is a U.S. person;
  (5) any agency or branch of a foreign entity located in the United States;
  (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and
  (7) any partnership or corporation if:

    (1) organized or incorporated under the laws of any foreign jurisdiction; and
    (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in
         Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

If you are a U.S Person, as defined above, then you are not eligible to accept this Offer and any acceptance by you will not obligate the Corporation to purchase your Qinnet Holdings Shares.

By execution of the Offer, you will also agree with the Corporation as follows as a condition of the Corporation issuing the Corporation
Shares to you:

   (1) You will resell the Corporation Shares only in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

   (2) You will not resell the Corporation Shares prior to the distribution compliance period prescribed by Regulation S of the Act;

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                                -3-


   (3) The Corporation will refuse to register any transfer of the Corporation Shares not made in accordance with the provisions of Regulation S of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

   (4) You will not engage in hedging transactions with respect to the Corporation Shares unless in compliance with the Act.

You will acknowledge and agree by acceptance of this Offer that all certificates representing the Corporation Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
  (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN
  EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
  ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE
  ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE
  OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN
  ACCORDANCE WITH THE PROVISIONS OF REGULATION S,
  PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT,
  OR PURSUANT TO AN AVAILABLE EXEMPTION FROM
  REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS
  INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS
  IN COMPLIANCE WITH THE ACT"

THE SECURITIES MAY BE DISTRIBUTED PURSUANT TO EXEMPTIONS FROM THE PROSPECTUS REQUIREMENTS OF THE SECURITIES ACT (BRITISH COLUMBIA), SECURITIES ACT (ALBERTA), THE SECURITIES ACT (MANITOBA) OR THE SECURITIES ACT (QUEBEC). THE COMPANY IS NOT AND MAY NEVER BE A REPORTING ISSUER IN THE PROVINCE OF BRITISH COLUMBIA, THE PROVINCE OF ALBERTA, THE PROVINCE OF MANITOBA OR THE PROVINCE OF QUEBEC. THE COMMON SHARES OF THE COMPANY MAY NOT BE RESOLD IN THE PROVINCE OF BRITISH COLUMBIA, THE PROVINCE OF ALBERTA, THE PROVINCE OF MANITOBA OR THE PROVINCE OF QUEBEC, EXCEPT UNDER A PROSPECTUS OR STATUTORY EXEMPTION AVAILABLE ONLY IN SPECIFIC AND LIMITED CIRCUMSTANCES UNLESS AND UNTIL THE ISSUER BECOMES A REPORTING ISSUER IN THE PROVINCE OF BRITISH COLUMBIA, THE PROVINCE OF ALBERTA, THE PROVINCE OF MANITOBA OR THE PROVINCE OF QUEBEC, AS APPLICABLE, AND SUCH COMMON SHARES ARE HELD THEREAFTER FOR THE APPLICABLE HOLD PERIOD.

4.  Additional Representations and Warranties
    -----------------------------------------
You will make the following representations and warranties to the Corporation by acceptance of this Offer that will be relied upon by the Corporation in purchasing your Qinnet Holdings Shares:

  (1) The Qinnet Holdings Shares are owned by you as the legal and beneficial owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever;

  (2) You have all necessary power and authority to deal with, transfer and sell Qinnet Holdings Shares in accordance with this Agreement;

  (3) No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from you of any of Qinnet Holdings Shares held by you;

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                               -4-

  (4) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any agreement, written or oral, to which you may be a party;

  (5) This agreement has been duly authorized, validly executed and delivered by you;

  (6) You have had full opportunity to review the Corporation's Disclosure Statement, the Corporation's filings with the United States Securities and Exchange Commission ("SEC"), including those incorporated by reference into the Disclosure Statement and additional information regarding the business and financial condition of the Corporation with your legal, tax and financial advisors prior to acceptance of the Offer;

  (7) You hereby acknowledge that this Offer and the offering of Corporation Shares has not been reviewed by the SEC or the securities commission of British Columbia, Alberta, Manitoba or Quebec and that the Corporation Shares will be issued by the Corporation pursuant to an exemption from registration provided by Regulation S pursuant to the United States Securities Act and the Canadian provincial securities statutes of British Columbia, Alberta, Manitoba and Quebec;

  (8) You are not aware of any advertisement of the Corporation Shares;

  (9) You are acquiring the Corporation Shares subscribed to hereunder as principal for your own benefit and as an investment for your own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and you have no present intention of selling, granting any participation in, or otherwise distributing the same;

 (10) You do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any acquisition of the Corporation Shares;

 (11) You have full power and authority to accept this Offer which, when accepted, will constitute a valid and legally binding obligation, enforceable in accordance with its terms;

 (12) You can bear the economic risk of an investment in the Corporation
      Shares;

 (13) You have satisfied yourself as to the full observance of the laws of your jurisdiction in connection with the Offer, including (i) the legal requirements within his/her jurisdiction for the issuance of the Corporation Shares to you, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acceptance of this Offer by you;

 (14) You have such knowledge and experience in finance, securities, investments, including investment in non-listed and non registered securities, and other business matters so as to be able to protect its interests in connection with this transaction;

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                               -5-
5.  Acceptance and Closing
    ----------------------
If you wish to accept this Offer, then you must execute this Offer where indicated below and deliver the executed Offer together with any share certificates representing your Qinnet Holdings Shares to us at our address as follow:

                QINNET.COM, INC.
                Attention:  Mr. Paul Schwartz, Secretary
                Suite 206, 4505 Las Virgenes Road
                Calabasas CA 91302
                Facsimile:  (818) 878-1410

Yours truly,

QINNET.COM, INC.
by its authorized signatory:

      /s/ "Paul Schwartz"
Per:
     ---------------------
     PAUL SCHWARTZ
     Secretary and Treasurer


This undersigned shareholder of Qinnet Holdings Corp. hereby accepts the Offer of Qinnet.com, Inc. and hereby sells, assigns and transfers to Qinnet.com, Inc. a total of [NUMBER OF QINNET HOLDINGS SHARES HELD] of the common stock of Qinnet Holdings Corp. free and clear of all liens, charges and encumbrances in consideration for the issue of [NUMBER OF SHARES OF QINNET.COM TO BE ISSUED EQUAL TO 1.05 TIMES THE NUMBER OF QINNET HOLDINGS SHARES HELD] of the common stock of Qinnet.com, Inc. on the terms and subject to the conditions of the Offer. The undersigned shareholder hereby irrevocably constitutes and appoints Paul Schwartz, the Secretary and Treasurer of the Corporation, as the attorney of the shareholder to transfer all shares of Qinnet Holdings in the name of the shareholder, with full power of substitution in the premises. The undersigned shareholder agrees that a faxed copy of the shareholder's signature may be relied upon for acceptance for Qinnet.com, Inc. and will be effective to bind the shareholder.

Date of Acceptance:
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Signature of Qinnet Holdings Shareholder:
                                                   ----------------------

Name of Qinnet Holdings Shareholder:
                                                   ----------------------

Number of Shares of Qinnet Holdings Held:
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